Exhibit 99.1

EA REPORTS FIRST QUARTER FISCAL 2008 RESULTS

Harry Potter and the Order of the Phoenix — Two Million Copies Sold in One Week

Ten New Properties to Debut in Fiscal 2008

REDWOOD CITY, CA – August 1, 2007 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for its fiscal first quarter ended June 30, 2007.

Fiscal First Quarter Results (comparisons are to the quarter ended June 30, 2006)

Net revenue for the quarter was $395 million, down four percent as compared with $413 million for the prior year. Beginning this quarter, EA no longer charges for hosting services related to certain online-enabled packaged goods games. As a result, the Company recognizes revenue from the sale of these games over the estimated hosting service period. This change resulted in a $36 million sequential increase in deferred net revenue as of June 30, 2007, which will be recognized in future periods.

Sales were driven by Harry Potter and the Order of the Phoenix™, Command & Conquer 3 Tiberium Wars™, The Sims™ 2 Pets, Need for Speed™ Carbon and The Sims 2.

Gross profit for the quarter was $229 million, down seven percent year-over-year. Net loss for the quarter was $132 million as compared with a net loss of $81 million for the prior year. Diluted loss per share was $0.42 as compared with $0.26 for the prior year.

Non-GAAP diluted loss per share was $0.22 as compared with a non-GAAP loss per share of $0.12 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing twelve month operating cash flow was $243 million as compared with $589 million a year ago. The Company ended the quarter with cash and short term investments of $2.2 billion.

“In the last three months we announced the reorganization of our business into four Labels and welcomed Kathy Vrabeck and Peter Moore to EA,” said John Riccitiello, Chief Executive Officer. “I’m pleased that our team, structure and strategy are coming together quickly.”

“Looking ahead, we have a strong slate,” said Warren Jenson, Chief Financial and Administrative Officer. “In the balance of the fiscal year, we plan to launch our full EA SPORTS lineup, Need for Speed Pro Street, MySims, Medal of Honor Airborne and ten new properties, including Army of Two, The Simpsons, SKATE, Boogie and Rock Band.”

Highlights

•

EA to launch 10 new properties this fiscal year – Boogie™, EA Playground™, Army of Two™, SKATE, Warhammer® Online, The Simpsons™ Game, Smarty Pants, a Wii™ title jointly developed with Steven Spielberg, Rock Band™ and Crysis™.

•	At the E3 Summit – EA won six Best of E3 Awards for Madden NFL 08, Burnout™ Paradise, Crysis and Rock Band.

•

EA announced the reorganization of its business into four Labels: EA SPORTS™, EA Games, EA Casual Entertainment and The Sims; each Label to operate with dedicated studio and marketing teams focused on consumer-driven priorities.

•	Kathy Vrabeck joined EA as president of the newly announced EA Casual Entertainment Label to focus on casual and family oriented games.

•	Peter Moore is joining EA in September as president of the EA SPORTS Label.

•

EA continued its expansion in Asia with a 15 percent equity investment in Chinese online game operator The9 Limited and an agreement to bring EA SPORTS FIFA Online to China. In addition, the Company completed its 19 percent equity investment in Korea-based online gaming company, Neowiz Corporation.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of August 1, 2007. Results may be materially different and are affected by many factors, such as: consumer demand for next-generation consoles and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; consumer demand for games for prior-generation consoles, particularly the PlayStation®2 computer entertainment system; the popular appeal of EA’s products; development delays on EA’s products; changes in foreign exchange rates; the impact of EA’s reorganization on its operations; the overall global economy; competition in the industry; EA’s effective tax rate and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year Expectations – Ending March 31, 2008

•	Net revenue is expected to be between $3.2 and $3.5 billion – up $100 million from the Company’s previous guidance.

•

Net revenue excluding the impact of the change in deferred net revenue (packaged goods and digital content) is expected to be between $3.65 and $3.85 billion – up $50 million from the Company’s previous guidance.

•	GAAP diluted loss per share is expected to be between ($0.63) and ($0.10) – up from the Company’s previous guidance of ($0.77) to ($0.23).

•

Non-GAAP diluted earnings per share are expected to be between $0.90 and $1.20 – consistent with the Company’s previous guidance. Expected non-GAAP diluted earnings per share exclude the following items from expected GAAP diluted loss per share: approximately $0.82 to $1.05 for the impact of the change in deferred net revenue (packaged goods and digital content); approximately $0.31 of estimated stock-based compensation; approximately $0.13 of amortization of intangible assets; and approximately $0.04 of estimated restructuring charges related to the reorganization and establishment of an international publishing headquarters in Geneva.

Fiscal Second Quarter Expectations – Ending September 30, 2007

•	Net revenue is expected to be between $465 and $570 million.

•	Net revenue excluding the impact of the change in deferred net revenue (packaged goods and digital content) is expected to be between $825 and $910 million.

•	GAAP diluted loss per share is expected to be between ($0.92) and ($0.76).

•

Non-GAAP diluted earnings per share are expected to be between $0.10 and $0.20. Expected non-GAAP earnings per share excludes the following items from expected GAAP diluted loss per share: approximately $0.84 to $0.90 for the impact of the change in deferred net revenue (packaged goods and digital content); approximately $0.08 of estimated stock-based compensation; approximately $0.03 of amortization of intangible assets; and approximately $0.01 of restructuring charges related to the reorganization and establishment of an international publishing headquarters in Geneva.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the first quarter fiscal 2008 ended June 30, 2007 and its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (800) 946-0742, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until August 8, 2007 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items from the Company’s unaudited condensed consolidated statements of operations:

•	The impact of the change in deferred net revenue (packaged goods and digital content)

•	Acquired in-process technology

•	Amortization of intangibles

•	Certain litigation expenses

•	Restructuring charges

•	Stock-based compensation

•	Income tax adjustments (consisting of the income tax effect of the items listed above and certain one-time income tax adjustments)

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities in the past, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue (Packaged Goods and Digital Content). Beginning in fiscal 2008, Electronic Arts is no longer able to objectively determine the fair value of the online hosting services included in certain of its packaged goods games and online content. As a result, the Company recognizes the revenue from the sale of these games and content over the estimated online service period. Although Electronic Arts will defer the recognition of a significant portion of its net revenue as a result of this change, there will be no adverse impact to its operating cash flow. Internally, Electronic Arts’ management excludes the impact of the change in deferred net revenue related to packaged goods games and digital content in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that excluding the impact of the change in deferred net revenue from its operating results is important to facilitate an understanding of the cash characteristics of its business, as well as comparisons to prior periods during which the Company was able to objectively determine the fair value of online hosting services and not delay the recognition of significant amounts of net revenue related to online-enabled packaged goods.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the headings “Business Outlook” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to successfully implement its reorganization; the consumer demand for, and the availability of an adequate supply of next-generation hardware units (including the Xbox 360™ video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); consumer demand for software for prior-generation consoles, particularly the PlayStation 2; the Company’s ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; the Company’s ability to manage expenses during fiscal year 2008; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007. These forward-looking statements speak only as of August 1, 2007. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the heading “Business Outlook”. In addition, the financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2007.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for video game systems, personal computers, cellular handsets and the Internet. Electronic Arts markets its products under four brand names: EA SPORTS™, EA™, EA SPORTS BIG™ and POGO™. In fiscal 2007, EA posted revenue of $3.09 billion and had 24 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

EA, EA SPORTS, EA SPORTS BIG, POGO, Army of Two, Boogie, Burnout, Command & Conquer 3 Tiberium Wars, EA Playground, Medal of Honor Airborne and The Sims are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. Crysis is a trademark of Crytek. Warhammer is a trademark of Games Workshop Ltd. Rock Band is a trademark of Harmonix Music Systems, Inc., a division of MTV Networks. The Simpsons is a trademark of Twentieth Century Fox Film Corporation. The mark “John Madden” is a trademark or other intellectual property of Red Bear, Inc. or John Madden, and is subject to license to Electronic Arts Inc., NFL is a trademark of the National Football League. HARRY POTTER characters, names and related indicia are trademarks of and © Warner Bros. Entertainment Inc. Harry Potter Publishing Rights © JKR. “PlayStation” and “PLAYSTATION” are registered trademark of Sony Computer Entertainment Inc. Xbox and Xbox 360 are trademarks of the Microsoft group of companies. Wii is a trademark of Nintendo.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended June 30,
	2007	2006
Net revenue	$395	$413
Cost of goods sold	166	168

Gross profit	229	245

Operating expenses:
Marketing and sales	82	77
General and administrative	71	59
Research and development	250	216
Amortization of intangibles	7	6
Restructuring charges	2	6

Total operating expenses	412	364

Operating loss	(183)	(119)
Interest and other income, net	27	21

Loss before benefit from income taxes	(156)	(98)
Benefit from income taxes	(24)	(17)

Net loss	$(132)	$(81)

Loss per share:
Basic and Diluted	$(0.42)	$(0.26)

Number of shares used in computation:
Basic and Diluted	311	306

Non-GAAP Results (in millions, except per share data)

The following tables reconcile the Company’s net loss and loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to its non-GAAP net loss and non-GAAP loss per share. The Company’s non-GAAP results exclude the following, if any: the impact of the change in deferred net revenue (packaged goods and digital content), acquisition-related expenses (such as acquired in-process technology and amortization of intangibles), certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP results exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Three Months Ended June 30,
	2007	2006
Net loss	$(132)	$(81)

Change in deferred net revenue (packaged goods and digital content) (a)	36	—
Amortization of intangibles	7	6
COGS amortization of intangibles	7	6
Restructuring charges	2	6
Stock-based compensation	28	37
Income tax adjustments	(17)	(12)

Non-GAAP net loss	$(69)	$(38)

Non-GAAP loss per share	$(0.22)	$(0.12)
Number of shares used in non-GAAP loss per share computation	311	306

(a)	Effective April 1, 2007, the Company is excluding the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	June 30, 2007	March 31, 2007 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,189	$2,635
Marketable equity securities	660	341
Receivables, net of allowances of $176 and $214, respectively	123	256
Inventories	74	62
Deferred income taxes, net	97	84
Other current assets	252	219

Total current assets	3,395	3,597

Property and equipment, net	494	484
Investment in affiliates	33	6
Goodwill	736	734
Other intangibles, net	196	210
Deferred income taxes, net	66	25
Other assets	105	90

TOTAL ASSETS	$5,025	$5,146

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$119	$180
Accrued and other current liabilities	415	814
Deferred net revenue (packaged goods and digital content)	68	32

Total current liabilities	602	1,026

Income tax obligations	283	—
Deferred income taxes, net	7	8
Other liabilities	80	80

Total liabilities	972	1,114

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,480	1,412
Retained earnings	2,209	2,323
Accumulated other comprehensive income	361	294

Total stockholders’ equity	4,053	4,032

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,025	$5,146

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended June 30,
	2007	2006
OPERATING ACTIVITIES
Net loss	$(132)	$(81)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and accretion	36	35
Stock-based compensation	28	37
Change in assets and liabilities:
Receivables, net	138	159
Inventories	(10)	3
Other assets	(45)	12
Accounts payable	(74)	(50)
Accrued and other liabilities	(133)	(142)
Deferred income taxes, net	(36)	(11)
Deferred net revenue (packaged goods and digital content)	36	—

Net cash used in operating activities	(192)	(38)

INVESTING ACTIVITIES
Capital expenditures	(14)	(38)
Purchase of marketable equity securities and investments in affiliates	(277)	—
Proceeds from maturities and sales of short-term investments	641	196
Purchase of short-term investments	(897)	(147)

Net cash provided by (used in) investing activities	(547)	11

FINANCING ACTIVITIES
Proceeds from issuance of common stock	18	37
Excess tax benefit from stock-based compensation	8	4
Repayment of note assumed in connection with acquisition	—	(14)

Net cash provided by financing activities	26	27

Effect of foreign exchange on cash and cash equivalents	5	6

Increase (decrease) in cash and cash equivalents	(708)	6
Beginning cash and cash equivalents	1,371	1,242

Ending cash and cash equivalents	663	1,248
Short-term investments	1,526	983

Ending cash, cash equivalents and short-term investments	$2,189	$2,231

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY07	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	413	784	1,281	613	395	(4%)
Net revenue - trailing twelve months (“TTM”)	2,999	3,108	3,119	3,091	3,073	2%

Gross profit	245	445	811	378	229	(7%)
Gross margin - % of net revenue	59%	57%	63%	62%	58%
Gross profit - TTM	1,801	1,855	1,898	1,879	1,863	3%
Gross margin - TTM % of net revenue	60%	60%	61%	61%	61%

Operating income (loss)	(119)	14	215	(71)	(183)	(54%)
Operating income (loss) margin - % of net revenue	(29%)	2%	17%	(12%)	(46%)
Operating income (loss) - TTM	302	267	135	39	(25)	(108%)
Operating income (loss) margin - TTM % of net revenue	10%	9%	4%	1%	(1%)

Net income (loss)	(81)	22	160	(25)	(132)	(63%)
Diluted earnings (loss) per share	($0.26)	$0.07	$0.50	($0.08)	($0.42)	(62%)
Net income - TTM	213	184	85	76	25	(88%)
Diluted earnings per share - TTM	$0.68	$0.59	$0.26	$0.24	$0.07	(90%)

CASH FLOW DATA
Operating cash flow	(38)	(6)	227	214	(192)	(405%)
Operating cash flow - TTM	589	571	520	397	243	(59%)

Capital expenditures	38	48	32	60	14	(63%)
Capital expenditures - TTM	128	153	154	178	154	20%

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	2,231	2,172	2,411	2,635	2,189	(2%)
Marketable equity securities	166	204	235	341	660	298%
Receivables, net	41	267	551	256	123	200%
Inventories	59	67	72	62	74	25%
Deferred net revenue (packaged goods and digital content) (a)				32	68	N/M

STOCK-BASED COMPENSATION
Cost of goods sold	—	1	—	1	—
Marketing and sales	5	4	5	3	4
General and administrative	11	9	10	7	8
Research and development	21	19	20	17	16

Total Stock-Based Compensation	37	33	35	28	28

STOCK-BASED COMPENSATION - as a % of Net Revenue
Cost of goods sold	—	—	—	—	—
Marketing and sales	1%	1%	—	1%	1%
General and administrative	3%	1%	1%	1%	2%
Research and development	5%	2%	2%	3%	4%

Total Stock-Based Compensation	9%	4%	3%	5%	7%

OTHER
Employees	7,116	7,517	7,761	7,893	8,101	14%
Diluted weighted-average shares	306	315	319	310	311

GEOGRAPHIC NET REVENUE MIX
North America	209	512	637	307	163	(22%)
International	204	272	644	306	232	14%

Europe	169	245	583	264	204	21%
Asia	35	27	61	42	28	(20%)

Net Revenue	413	784	1,281	613	395	(4%)

GEOGRAPHIC NET REVENUE MIX - as a % of Net Revenue
North America	51%	65%	50%	50%	41%
International	49%	35%	50%	50%	59%

Europe	41%	31%	45%	43%	52%
Asia	8%	4%	5%	7%	7%

Net Revenue	100%	100%	100%	100%	100%

(a)	Effective April 1, 2007, the Company is excluding the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY07	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	YOY % Change
PLATFORM NET REVENUE MIX
PlayStation 2	99	269	400	117	61	(38%)
Xbox 360	61	166	172	82	47	(23%)
Wii	—	—	29	36	29	N/M
PLAYSTATION 3	—	—	41	52	13	N/M
Xbox	23	65	62	7	3	(87%)
Nintendo GameCube	11	14	32	4	1	(91%)

Total Consoles	194	514	736	298	154	(21%)

PC	66	86	218	128	89	35%

Cellular Handsets	33	35	35	36	33	—
Nintendo DS	8	14	55	27	25	213%
PSP	37	64	118	39	21	(43%)
Game Boy Advance	7	8	21	3	2	(71%)

Total Mobility	85	121	229	105	81	(5%)

Co-publishing and Distribution	42	39	49	45	39	(7%)

Subscription Services	16	15	24	24	23	44%
Licensing, Advertising & Other	10	9	25	13	9	(10%)

Total Internet Services, Licensing & Other	26	24	49	37	32	23%

Net Revenue	413	784	1,281	613	395	(4%)

PLATFORM NET REVENUE MIX - as a % of Net Revenue
PlayStation 2	24%	35%	31%	19%	16%
Xbox 360	15%	21%	13%	13%	12%
Wii	—	—	2%	6%	7%
PLAYSTATION 3	—	—	3%	9%	3%
Xbox	5%	8%	5%	1%	1%
Nintendo GameCube	3%	2%	3%	1%	—

Total Consoles	47%	66%	57%	49%	39%

PC	16%	11%	17%	21%	23%

Cellular Handsets	8%	4%	3%	6%	8%
Nintendo DS	2%	2%	4%	5%	6%
PSP	9%	8%	9%	6%	5%
Game Boy Advance	2%	1%	2%	—	1%

Total Mobility	21%	15%	18%	17%	20%

Co-publishing and Distribution	10%	5%	4%	7%	10%

Subscription Services	4%	2%	2%	4%	6%
Licensing, Advertising & Other	2%	1%	2%	2%	2%

Total Internet Services, Licensing & Other	6%	3%	4%	6%	8%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM SKU RELEASE MIX (a)
PlayStation 2	2	8	6	6	1	(50%)
Xbox 360	2	7	5	4	2	—
PLAYSTATION 3	—	—	4	3	1	N/M
Wii	—	—	2	4	2	N/M
Xbox	2	7	2	—	—	(100%)
Nintendo GameCube	1	2	2	—	—	(100%)

Total Consoles	7	24	21	17	6	(14%)

PC	5	6	9	6	5	—

Nintendo DS	1	2	3	2	2	100%
PSP	2	9	5	2	1	(50%)
Game Boy Advance	1	2	3	—	—	(100%)

Total Mobility	4	13	11	4	3	(25%)

Total SKUs	16	43	41	27	14	(13%)

(a)	Cellular handsets are not included in SKU count.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q1 Fiscal 2008

Q1 Product Releases (i)	Platform

• Harry Potter AND THE ORDER OF THE PHOENIX™	PlayStation®2
• Command & Conquer 3 Tiberium Wars™	Xbox 360™
• Harry Potter AND THE ORDER OF THE PHOENIX	Xbox 360
• Harry Potter AND THE ORDER OF THE PHOENIX	Wii™
• The Sims™ 2 Pets	Wii
• Harry Potter AND THE ORDER OF THE PHOENIX	PLAYSTATION®3
• Harry Potter AND THE ORDER OF THE PHOENIX	PC
• The SimsTM 2 Celebration! Stuff	PC
• The SimsTM 2 Deluxe Edition	PC
• The SimsTM 2 H&M® Fashion Stuff	PC
• The SimsTM Pet Stories	PC
• Harry Potter AND THE ORDER OF THE PHOENIX	Cellular Handsets
• The SimsTM Bowling	Cellular Handsets
• ESPN® Bassmaster®	Cellular Handsets
• NCAA® Football 08	Cellular Handsets
• Bejeweled®	Cellular Handsets
• Harry Potter AND THE ORDER OF THE PHOENIX	PSP®
• Harry Potter AND THE ORDER OF THE PHOENIX	Nintendo DS™
• SimCity™ DS	Nintendo DS

Co-publishing, Distribution, and International only (ii)

• Boom Boom Rocket™ (iii)	Xbox 360

(i) Cellular handsets are not included in SKU count.
(ii) Co-publishing, distribution, and international only are not included in SKU count.
(iii) Xbox Live casual game

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q1 FY07	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
GAAP net revenue	$413	$784	$1,281	$613	$395	(4%)
Change in deferred net revenue (packaged goods and digital content) (a)					36

Non-GAAP net revenue (a)	$413	$784	$1,281	$613	$431	4%

GAAP gross profit	$245	$445	$811	$378	$229	(7%)
Change in deferred net revenue (packaged goods and digital content) (a)					36
COGS amortization of intangibles	6	7	7	7	7
Stock-based compensation	—	1	—	1	—

Non-GAAP gross profit	$251	$453	$818	$386	$272	8%

Non-GAAP gross margin - % of non-GAAP net revenue	61%	58%	64%	63%	63%

GAAP operating income (loss)	$(119)	$14	$215	$(71)	$(183)	(54%)
Change in deferred net revenue (packaged goods and digital content) (a)					36
Acquired in-process technology	—	2	1	—	—
Amortization of intangibles	6	7	7	7	7
COGS amortization of intangibles	6	7	7	7	7
Restructuring charges	6	4	2	3	2
Stock-based compensation	37	33	35	28	28

Non-GAAP operating income (loss)	$(64)	$67	$267	$(26)	$(103)	(61%)

Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	(15%)	9%	21%	(4%)	(24%)

GAAP net income (loss)	$(81)	$22	$160	$(25)	$(132)	(63%)
Change in deferred net revenue (packaged goods and digital content) (a)					36
Acquired in-process technology	—	2	1	—	—
Amortization of intangibles	6	7	7	7	7
COGS amortization of intangibles	6	7	7	7	7
Restructuring charges	6	4	2	3	2
Stock-based compensation	37	33	35	28	28
Income tax adjustments	(12)	(10)	(11)	(1)	(17)

Non-GAAP net income (loss)	$(38)	$65	$201	$19	$(69)	(82%)

Non-GAAP net income (loss) margin - % of non-GAAP net revenue	(9%)	8%	16%	3%	(16%)

GAAP diluted earnings (loss) per share	($0.26)	$0.07	$0.50	($0.08)	($0.42)	(62%)
Non-GAAP diluted earnings (loss) per share	($0.12)	$0.21	$0.63	$0.06	($0.22)	(83%)
Shares used in non-GAAP diluted earnings (loss) per share computation	306	315	319	319	311

(a)	Effective April 1, 2007, the Company is excluding the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net income and diluted earnings per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q1 FY07	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	YOY % Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS
GAAP net revenue	$2,999	$3,108	$3,119	$3,091	$3,073	2%
Change in deferred net revenue (packaged goods and digital content) (a)					36

Non-GAAP net revenue (a)	$2,999	$3,108	$3,119	$3,091	$3,109	4%

GAAP gross profit	$1,801	$1,855	$1,898	$1,879	$1,863	3%
Change in deferred net revenue (packaged goods and digital content) (a)					36
COGS amortization of intangibles	14	19	24	27	28
Stock-based compensation	—	1	1	2	2

Non-GAAP gross profit	$1,815	$1,875	$1,923	$1,908	$1,929	6%

Non-GAAP gross profit - % of non-GAAP net revenue	61%	60%	62%	62%	62%

GAAP operating income (loss)	$302	$267	$135	$39	$(25)	(108%)
Change in deferred net revenue (packaged goods and digital content) (a)					36
Acquired in-process technology	7	9	10	3	3
Amortization of intangibles	12	18	24	27	28
Certain litigation expenses	—	(1)	(1)	—	—
COGS amortization of intangibles	14	19	24	27	28
Restructuring charges	32	36	29	15	11
Stock-based compensation	40	72	107	133	124

Non-GAAP operating income	$407	$420	$328	$244	$205	(50%)

Non-GAAP operating income margin - % of non-GAAP net revenue	14%	14%	11%	8%	7%

GAAP net income	$213	$184	$85	$76	$25	(88%)
Change in deferred net revenue (packaged goods and digital content) (a)					36
Acquired in-process technology	7	9	10	3	3
Amortization of intangibles	12	18	24	27	28
Certain litigation expenses	—	(1)	(1)	—	—
COGS amortization of intangibles	14	19	24	27	28
Restructuring charges	32	36	29	15	11
Stock-based compensation	40	72	107	133	124
Income tax adjustments	1	1	(7)	(34)	(39)

Non-GAAP net income	$319	$338	$271	$247	$216	(32%)

Non-GAAP net income margin - % of non-GAAP net revenue	11%	11%	9%	8%	7%

GAAP diluted earnings per share	$0.68	$0.59	$0.26	$0.24	$0.07	(90%)
Non-GAAP diluted earnings per share	$1.03	$1.09	$0.86	$0.78	$0.68	(34%)

(a)	Effective April 1, 2007, the Company is excluding the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions, except per share data)

	Q1 FY07	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	YOY % Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (b)
Non-GAAP net revenue	413	784	1,281	613	431	4%
Non-GAAP net revenue - TTM	2,999	3,108	3,119	3,091	3,109	4%

Non-GAAP gross profit	251	453	818	386	272	8%
Non-GAAP gross margin - % of non-GAAP net revenue	61%	58%	64%	63%	63%
Non-GAAP gross profit - TTM	1,815	1,875	1,923	1,908	1,929	6%
Non-GAAP gross margin - TTM % of non-GAAP net revenue	61%	60%	62%	62%	62%

Non-GAAP operating income (loss)	(64)	67	267	(26)	(103)	(61%)
Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	(15%)	9%	21%	(4%)	(24%)
Non-GAAP operating income - TTM	407	420	328	244	205	(50%)
Non-GAAP operating income margin - TTM % of non-GAAP net revenue	14%	14%	11%	8%	7%

Non-GAAP net income (loss)	(38)	65	201	19	(69)	(82%)
Non-GAAP diluted earnings (loss) per share	($0.12)	$0.21	$0.63	$0.06	($0.22)	(83%)
Non-GAAP net income - TTM	319	338	271	247	216	(32%)
Non-GAAP diluted earnings per share - TTM	$1.03	$1.09	$0.86	$0.78	$0.68	(34%)

GAAP GEOGRAPHIC NET REVENUE MIX
North America	209	512	637	307	163	(22%)
International	204	272	644	306	232	14%

Europe	169	245	583	264	204	21%
Asia	35	27	61	42	28	(20%)

Net Revenue	413	784	1,281	613	395	(4%)

CHANGE IN DEFERRED NET REVENUE (PACKAGED GOODS AND DIGITAL CONTENT) GEOGRAPHIC MIX (a)
North America					8
International					28

Europe					21
Asia					7

Change In Deferred Net Revenue (Packaged Goods and Digital Content)					36

NON-GAAP GEOGRAPHIC NET REVENUE MIX
North America	209	512	637	307	171	(18%)
International	204	272	644	306	260	27%

Europe	169	245	583	264	225	33%
Asia	35	27	61	42	35	—

Non-GAAP Net Revenue	413	784	1,281	613	431	4%

NON-GAAP GEOGRAPHIC NET REVENUE MIX - as a % of Non-GAAP Net Revenue
North America	51%	65%	50%	50%	40%
International	49%	35%	50%	50%	60%

Europe	41%	31%	45%	43%	52%
Asia	8%	4%	5%	7%	8%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Effective April 1, 2007, the Company is excluding the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.
(b)	Refer to Unaudited Reconciliation of GAAP to Non-GAAP Results.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions)

	Q1 FY07	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	YOY % Change
PLATFORM NON-GAAP NET REVENUE MIX
PlayStation 2	99	269	400	117	69	(30%)
Xbox 360	61	166	172	82	47	(23%)
Wii	—	—	29	36	29	N/M
PLAYSTATION 3	—	—	41	52	20	N/M
Xbox	23	65	62	7	3	(87%)
Nintendo GameCube	11	14	32	4	1	(91%)

Total Consoles	194	514	736	298	169	(13%)

PC	66	86	218	128	96	45%

Cellular Handsets	33	35	35	36	34	3%
PSP	37	64	118	39	30	(19%)
Nintendo DS	8	14	55	27	25	213%
Game Boy Advance	7	8	21	3	2	(71%)

Total Mobility	85	121	229	105	91	7%

Co-publishing and Distribution	42	39	49	45	39	(7%)

Subscription Services	16	15	24	24	23	44%
Licensing, Advertising & Other	10	9	25	13	13	30%

Total Internet Services, Licensing & Other	26	24	49	37	36	38%

Non-GAAP Net Revenue	413	784	1,281	613	431	4%

Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)
PlayStation 2					(8)	N/M
PLAYSTATION 3					(7)	N/M
PC					(7)	N/M
Cellular Handsets					(1)	N/M
PSP					(9)	N/M
Licensing, Advertising & Other					(4)	N/M

Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)					(36)	N/M

GAAP Net Revenue					395	N/M

PLATFORM NON-GAAP NET REVENUE MIX - as a % of Non-GAAP Net Revenue
PlayStation 2	24%	35%	31%	19%	16%
Xbox 360	15%	21%	13%	13%	11%
Wii	—	—	2%	6%	7%
PLAYSTATION 3	—	—	3%	9%	5%
Xbox	5%	8%	5%	1%	1%
Nintendo GameCube	3%	2%	3%	1%	—

Total Consoles	47%	66%	57%	49%	40%
PC	16%	11%	17%	21%	22%

Cellular Handsets	8%	4%	3%	6%	8%
PSP	9%	8%	9%	6%	7%
Nintendo DS	2%	2%	4%	5%	6%
Game Boy Advance	2%	1%	2%	—	—

Total Mobility	21%	15%	18%	17%	21%

Co-publishing and Distribution	10%	5%	4%	7%	9%

Subscription Services	4%	2%	2%	4%	5%
Licensing, Advertising & Other	2%	1%	2%	2%	3%

Total Internet Services, Licensing & Other	6%	3%	4%	6%	8%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Effective April 1, 2007, the Company is excluding the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.